Note 6 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
6.	GOODWILL AND INTANGIBLE ASSETS

Goodwill totaled $4,559,000 at the years ended December 31, 2014, and 2013. Core deposit intangible carrying amount was $116,000 and $156,000 for the years ended December 31, 2014, and 2013. Core deposit accumulated amortization was $280,000 and $240,000 for the years ended December 31, 2014, and 2013.

Core deposit intangible assets are amortized on a straight-line basis over their estimated lives of ten years. Amortization expense totaled $40,000 in 2014, 2013, and 2012, respectively. The estimated aggregate future amortization expense for core deposit intangible assets as of December 31, 2014, is as follows (in thousands):

2015	$40,000
2016	40,000
2017	36,000
Total	$116,000